SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     --------


                                    FORM 8-K

                                 CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): NOVEMBER 18, 2005


                          TOMMY HILFIGER CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


  BRITISH VIRGIN ISLANDS          1-11226                98-0372112
  (State or other            (Commission File          (IRS Employer
   jurisdiction of                 Number)              Identification
   incorporation)                                          Number)

   9/F, NOVEL INDUSTRIAL BUILDING, 850-870 LAI CHI KOK ROAD, CHEUNG SHA WAN,
                               KOWLOON, HONG KONG
                    (Address of principal executive offices)

                                  852-2216-0668
            -------------------------------------------------------
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information under this caption is furnished by the Company in accordance with Securities and Exchange Commission Release No. 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 18, 2005, the Company issued a press release (i) announcing that it has filed its Annual Report on Form 10-K (the "10-K") for the fiscal year ended March 31, 2005 ("Fiscal 2005") as well as its quarterly reports on Form 10-Q (the "10-Qs") for Fiscal 2005; and (ii) providing certain financial information for Fiscal 2005 and other prior periods. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

      99.1. Press Release, dated November 18, 2005, (i) announcing that the Company has filed its 10-K for Fiscal 2005 as well as its 10-Qs for Fiscal 2005; and (ii) providing certain financial information for Fiscal 2005 and other prior periods.

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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                               TOMMY HILFIGER CORPORATION


                               By:  /s/  Joseph Scirocco
                                  --------------------------------------------
                                   Name:    Joseph Scirocco
                                   Title:   Chief Financial Officer, Executive
                                            Vice President and Treasurer

Date:  November 22, 2005



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                                  EXHIBIT INDEX

Exhibit No.          Description


99.1. Press Release, dated November 18, 2005, (i) announcing that the Company has filed its 10-K for Fiscal 2005 as well as its 10-Qs for Fiscal 2005; and (ii) providing certain financial information for Fiscal 2005 and other prior periods.